                               GUARDIAN PORTFOLIO
                                NEUBERGER BERMAN
                           ADVISERS MANAGEMENT TRUST
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2000

                                                                    A0082  08/00

PORTFOLIO MANAGERS' COMMENTARY
Neuberger Berman Advisers Management Trust                         June 30, 2000
--------------------------------------------------------------------------------
          Guardian Portfolio
   KEVIN RISEN & RICK WHITE, PORTFOLIO CO-MANAGERS

   We are pleased to report that Neuberger Berman AMT Guardian Portfolio provided higher returns than its benchmark, the Russell 1000
Value-Registered Trademark- Index, during the first six months of 2000. The Russell 1000 Value Index fell 4.23% while the portfolio rose 3.73%.(1) The S&P 500 Index, meanwhile, fell 0.43%.(2)
   The first half of 2000 was a difficult time for the stock market. Although most market indexes ended the period relatively unchanged, stock prices rose and fell sharply from day to day. In our view, these exaggerated fluctuations were primarily the result of changing investor sentiment in an increasingly uncertain economic environment.
   As they had during most of 1999, investors continued to favor fast-growing technology stocks during the first two-and-a-half months of 2000. In fact, some popular tech stocks rose to virtually unprecedented prices relative to traditional measures of value, such as price to earnings ratio and book value. Even though some Internet-related companies had no current earnings, their share prices were bid up by investors speculating on the likelihood that the companies might benefit from the "new economy."
   In mid-March, the speculative technology bubble burst amid concerns that the U.S. economy was growing too fast, potentially reigniting long-dormant inflationary pressures and making it more likely that the Federal Reserve Board would continue to raise key short-term interest rates. These concerns effectively eliminated some of the sources of capital that technology companies needed to finance their rapid growth. In our opinion, this market decline represented a return to more realistic expectations among most investors. Subsequently, many investors appeared to rediscover reasonably priced "old economy" stocks, including many of the fundamentally sound, value-oriented companies in which we invest.
   In this environment, your Portfolio enjoyed good performance from a number of individual holdings representing a variety of industry groups. This relatively broad list of good performers was a welcome relief from recent reporting periods, in which performance was dominated by just one or two investment sectors. More specifically, the Portfolio benefited most from its technology, health care and energy holdings (22.3%, 10.9% and 12.5% of total equity market value, respectively, as of June 30, 2000). In the technology sector, we emphasized well-established, profitable, reasonably valued businesses, which helped cushion the Portfolio from the brunt of the mid-Spring correction. Holdings such as Micron Technologies (1.4% of net assets) benefited from rising demand for semiconductors at a time when little new manufacturing capacity had been added.
   The health care sector was largely out of favor early in the year, but attracted attention later as investors began to rediscover companies with strong business fundamentals and relatively low stock prices that could potentially provide a growth-oriented alternative to technology stocks. For example, American Home Products (2.7% of net assets) began 2000 under pressure because of litigation related to its diet drugs and an underperforming agricultural business. It ended the six-month reporting period enjoying renewed investor enthusiasm after selling its agricultural division and developing new pharmaceutical products.

Neuberger Berman Advisers Management Trust                         June 30, 2000
--------------------------------------------------------------------------------
          Guardian Portfolio

   On the other hand, consumer cyclical stocks (6.9% of total equity market value) generally declined during the reporting period because of concerns that higher interest rates might curtail consumer spending. The communication services sector (8.7% of total equity market value) also declined amid profit taking, concerns about high valuations and disappointing lackluster earnings from traditional long-distance telephone service providers.
   Looking forward, we are cautiously optimistic. Over the near term, we are cautious because of continuing economic uncertainty. If higher interest rates lead to a "soft landing" for the U.S. economy--in which growth slows without triggering a recession--value-oriented stocks should benefit. But if a "hard landing" leads to recession, stock prices may suffer.
   Over the longer term, however, we are quite optimistic that the stock markets' prospects remain bright. We believe that technological advances should continue to fuel productivity improvements and drive corporate earnings higher without triggering a re-acceleration of inflation. While there are no guarantees, this scenario should lead to a beneficial investment environment for long-term equity investors.
   Finally, we would like to thank you for your confidence and support, and your continued participation in Neuberger Berman AMT Guardian Portfolio.

Sincerely,

/s/ Kevin Risen              /s/ Rick White
Kevin Risen                  Rick White
CO-PORTFOLIO MANAGER         CO-PORTFOLIO MANAGER

(1)1.68% and 20.75% were the average annual total returns for the 1-year and since inception (11/3/97) periods ended June 30, 2000. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Results are shown on a total return basis and include reinvestment of all dividends and capital gains distributions. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.

(2)The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index consisting of the securities of the 2,000 issuers having the smallest capitalization in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $178 million. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

   The composition, industries and holdings of the Portfolio are subject to change.

Neuberger Berman Advisers Management Trust                         June 30, 2000
--------------------------------------------------------------------------------
          Guardian Portfolio

   The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

   Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
          Guardian Portfolio

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
                       COMMON STOCKS (89.4%)
BANKING & FINANCIAL (4.8%)
         66,550        Chase Manhattan                  $  3,065,459
         68,100        Wells Fargo                         2,638,875
                                                        ------------
                                                           5,704,334
                                                        ------------
BASIC MATERIALS (2.5%)
         25,500        Dow Chemical                          769,781
         34,000        duPont                              1,487,500
         43,100        Millennium Chemicals                  732,700
                                                        ------------
                                                           2,989,981
                                                        ------------
CAPITAL GOODS (5.2%)
         16,600        Deere & Co.                           614,200
          6,100        Emerson Electric                      368,288
         13,600        General Dynamics                      710,600
          8,500        Honeywell International               286,344
         11,700        Illinois Tool Works                   666,900
         73,800        Republic Services                   1,180,800
         42,400        SCI Systems                         1,661,550
         10,100        United Technologies                   594,637
                                                        ------------
                                                           6,083,319
                                                        ------------
COMMUNICATION SERVICES (7.7%)
         38,100        AT&T Corp.                          1,204,913
         54,000        Bell Atlantic                       2,743,875
         20,100        NTL Inc.                            1,203,488
         44,500        SBC Communications                  1,924,625
         44,700        WorldCom, Inc.                      2,050,612
                                                        ------------
                                                           9,127,513
                                                        ------------
CONSUMER CYCLICALS (4.6%)
         34,000        Carnival Corp.                        663,000
         13,100        Costco Wholesale                      432,300
         38,100        Federated Department Stores         1,285,875

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
         41,900        Lowe's Cos.                      $  1,720,519
         29,100        Safeway Inc.                        1,313,137
                                                        ------------
                                                           5,414,831
                                                        ------------
CONSUMER GOODS & SERVICES (1.0%)
         25,900        PepsiCo, Inc.                       1,150,931
                                                        ------------
CONSUMER STAPLES (5.8%)
         24,200        AMFM Inc.                           1,669,800
         42,700        Kimberly-Clark                      2,449,913
         36,900        McDonald's Corp.                    1,215,394
         10,000        Nabisco Holdings                      525,000
         36,500        Philip Morris                         969,531
                                                        ------------
                                                           6,829,638
                                                        ------------
ENERGY (13.7%)
         32,900        Amerada Hess                        2,031,575
         19,000        American Power Conversion             775,437
         22,700        Chevron Corp.                       1,925,244
         25,500        Diamond Offshore Drilling             895,687
          8,600        Dynegy Inc.                           587,488
          9,600        Enron Corp.                           619,200
         37,663        Exxon Mobil                         2,956,545
         32,100        Halliburton Co.                     1,514,719
         16,000        Royal Dutch Petroleum-NY
                       Shares                                985,000
         10,200        Texaco Inc.                           543,150
          9,900        The Williams Cos.                     412,706
         23,094        Transocean Sedco Forex              1,234,086
         75,000        Union Pacific Resources Group       1,650,000
                                                        ------------
                                                          16,130,837
                                                        ------------
FINANCIAL SERVICES (10.2%)
         65,700        Associates First Capital            1,465,931
         56,900        Capital One Financial               2,539,163
         46,350        Citigroup Inc.                      2,792,588
         33,700        Household International             1,400,656
         21,700        MetLife, Inc.                         457,056

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

          Guardian Portfolio

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
         21,800        Morgan Stanley Dean Witter       $  1,814,850
         10,400        Providian Financial                   936,000
         16,400        SLM Holding                           613,975
                                                        ------------
                                                          12,020,219
                                                        ------------
FOREST PRODUCTS & PAPER (0.4%)
          8,300        Georgia-Pacific                       217,875
          9,400        Mead Corp.                            237,350
                                                        ------------
                                                             455,225
                                                        ------------
HEALTH CARE (10.2%)
         53,700        American Home Products              3,154,875
         40,100        Bristol-Myers Squibb                2,335,825
         26,125        Pfizer Inc.                         1,254,000
         20,400        Schering-Plough                     1,030,200
         58,200        Wellpoint Health Networks           4,215,862
                                                        ------------
                                                          11,990,762
                                                        ------------
OIL & GAS (0.5%)
          8,800        Coastal Corp.                         535,700
                                                        ------------
TECHNOLOGY (20.1%)
         50,200        Apple Computer                      2,629,225
          2,400        Cabot Microelectronics                109,800
         45,300        Compaq Computer                     1,157,981
         41,000        Computer Associates                 2,098,687
         15,700        Computer Sciences                   1,172,594
         65,000        Gateway Inc.                        3,688,750
         17,300        General Motors Class H              1,518,075
         10,100        Hewlett-Packard                     1,261,238
         16,100        IBM                                 1,763,956
         14,700        Lexmark International Group           988,575
         19,100        Micron Technology                   1,681,994
         15,500        National Semiconductor                879,625

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
         13,500        Plantronics, Inc.                $  1,559,250
         14,800        Rational Software                   1,375,475
         23,400        Seagate Technology                  1,287,000
          7,800        Teradyne, Inc.                        573,300
                                                        ------------
                                                          23,745,525
                                                        ------------
TELECOMMUNICATIONS (0.4%)
         16,100        AT&T Wireless Group                   448,788
                                                        ------------
TRANSPORTATION (2.3%)
         19,900        AMR Corp.                             526,106
         39,400        Burlington Northern Santa Fe          903,738
         27,800        Continental Airlines Class B        1,306,600
                                                        ------------
                                                           2,736,444
                                                        ------------
                       TOTAL COMMON STOCKS
                       (COST $98,730,898)                105,364,047
                                                        ------------
                       PREFERRED STOCKS (2.9%)
         73,600        News Corp. ADR
                       (COST $2,292,513)                   3,496,000
                                                        ------------

      Principal
       Amount
---------------------
                       U.S. GOVERNMENT AGENCY
                       SECURITIES (0.6%)
     $  700,000        Freddie Mac Discount Notes,
                       6.45%, due 9/14/00
                       (COST $690,594)                       690,594
                                                        ------------
                       CORPORATE COMMERCIAL PAPER
                       (3.0%)
      3,500,000        Ford Motor Credit Co., 6.72%,
                       due 7/3/00
                       (COST $3,498,693)                   3,498,693(2)
                                                        ------------

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

      Principal                                            Market
       Amount                                             Value(1)
---------------------                                   ------------
                       REPURCHASE AGREEMENT (2.5%)
     $2,917,000        State Street Bank and Trust
                       Co. Repurchase Agreement,
                       6.65%, due 7/3/00, dated
                       6/30/00, Maturity Value
                       $2,918,617, Collateralized by
                       $2,975,000 Fannie Mae,
                       Medium-Term Notes, 6.40%,
                       due 9/27/01 (Collateral Value
                       $3,008,469)
                       (COST $2,917,000)                $  2,917,000(2)
                                                        ------------
                       SHORT-TERM INVESTMENTS (0.7%)
        860,754        N&B Securities Lending Quality
                       Fund, LLC
                       (COST $860,754)                       860,754(2)
                                                        ------------
                       TOTAL INVESTMENTS (99.1%)
                       (COST $108,990,452)               116,827,088(3)
                       Cash, receivables and other
                       assets, less liabilities
                       (0.9%)                              1,028,162
                                                        ------------
                       TOTAL NET ASSETS (100.0%)        $117,855,250
                                                        ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Guardian Portfolio
1) Investments in securities of the Fund are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) At cost, which approximates market value.
3) At June 30, 2000, the cost of investments for U.S. Federal income tax purposes was $109,161,414. Gross unrealized appreciation of investments was $15,408,855 and gross unrealized depreciation of investments was $7,743,181, resulting in net unrealized appreciation of $7,665,674, based on cost for U.S. Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Guardian Portfolio

                                                      June 30,
                                                        2000
                                                     (UNAUDITED)
                                                    -------------
ASSETS
      Investments in securities, at market value
       (Cost $108,990,452) (Note A) -- see
       Schedule of Investments                      $116,827,088
      Cash                                                   909
      Receivable for securities sold                   2,512,745
      Dividends and interest receivable                  104,443
      Receivable for Fund shares sold                     69,689
      Receivable for variation margin (Note A)            35,350
      Deferred organization costs (Note A)                12,802
      Prepaid expenses and other assets                      642
                                                    -------------
                                                     119,563,668
                                                    -------------
LIABILITIES
      Payable for collateral on securities loaned
       (Note A)                                          860,754
      Payable for securities purchased                   685,519
      Payable to investment manager (Note B)              54,528
      Accrued expenses and other payables                 46,113
      Payable to administrator -- net (Note B)            34,438
      Payable for Fund shares redeemed                    27,066
                                                    -------------
                                                       1,708,418
                                                    -------------
NET ASSETS at value                                 $117,855,250
                                                    -------------

NET ASSETS consist of:
      Par value                                     $      7,211
      Paid-in capital in excess of par value         104,666,608
      Accumulated undistributed net investment
       income                                            264,429
      Accumulated net realized gains on
       investments                                     5,148,091
      Net unrealized appreciation in value of
       investment securities and financial futures
       contracts (Note A)                              7,768,911
                                                    -------------
NET ASSETS at value                                 $117,855,250
                                                    -------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
       authorized)                                     7,210,887
                                                    -------------

NET ASSET VALUE, offering and redemption price per
  share                                                   $16.34
                                                    -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Guardian Portfolio

                                                       For the
                                                     Six Months
                                                        Ended
                                                      June 30,
                                                        2000
                                                     (UNAUDITED)
                                                     -----------
INVESTMENT INCOME
    Income:
      Interest income                                $   227,787
      Dividend income                                    618,933
      Foreign taxes withheld (Note A)                     (5,090)
                                                     -----------
        Total income                                     841,630
                                                     -----------
    Expenses:
      Investment management fee (Note B)                 315,864
      Administration fee (Note B)                        172,257
      Custodian fees (Note B)                             41,654
      Reimbursement of expenses previously assumed
       by administrator (Note B)                          18,623
      Shareholder reports                                  8,868
      Trustees' fees and expenses                          4,299
      Amortization of deferred organization and
       initial offering expenses (Note A)                  2,724
      Legal fees                                           2,609
      Auditing fees                                        2,374
      Miscellaneous                                        4,772
                                                     -----------
        Total expenses                                   574,044
      Expenses reduced by custodian fee expense
       offset arrangement (Note B)                           (72)
                                                     -----------
        Total net expenses                               573,972
                                                     -----------
        Net investment income                            267,658
                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
     sold                                              9,164,507
    Net realized loss on financial futures
     contracts (Note A)                                 (649,255)
    Net realized loss on option contracts
     (Note A)                                         (2,333,939)
    Change in net unrealized appreciation of
     investment securities, financial futures
     contracts, and option contracts (Note A)         (3,354,347)
                                                     -----------
        Net gain on investments                        2,826,966
                                                     -----------
        Net increase in net assets resulting from
        operations                                   $ 3,094,624
                                                     -----------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Guardian Portfolio

                                           Six Months
                                             Ended          Year
                                            June 30,       Ended
                                              2000      December 31,
                                          (UNAUDITED)       1999
                                          --------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $    267,658  $    667,166
    Net realized gain on investments         6,181,313     4,804,098
    Change in net unrealized
     appreciation (depreciation) of
     investments                            (3,354,347)    6,942,689
                                          --------------------------
    Net increase in net assets resulting
     from operations                         3,094,624    12,413,953
                                          --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                     (639,155)     (320,622)
                                          --------------------------
FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold               44,433,166   100,058,922
    Proceeds from reinvestment of
     dividends                                 639,155       320,622
    Payments for shares redeemed           (50,723,607)  (65,533,795)
                                          --------------------------
    Net increase (decrease) from Fund
     share transactions                     (5,651,286)   34,845,749
                                          --------------------------
NET INCREASE (DECREASE) IN NET ASSETS       (3,195,817)   46,939,080
NET ASSETS:
Beginning of period                        121,051,067    74,111,987
                                          --------------------------
End of period                             $117,855,250  $121,051,067
                                          --------------------------
Accumulated undistributed net investment
  income at end of period                 $    264,429  $    635,926
                                          --------------------------

NUMBER OF FUND SHARES:
Sold                                         2,766,764     6,637,292
Issued on reinvestment of dividends             44,202        22,951
Redeemed                                    (3,238,847)   (4,375,568)
                                          --------------------------
Net increase (decrease) in shares
  outstanding                                 (427,881)    2,284,675
                                          --------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Guardian Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Guardian Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Guardian Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Guardian Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Guardian Investments.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
5) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($449,669, expiring in 2006, determined as of December 31, 1999), it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Guardian Portfolio
   in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
 6) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
 7) ORGANIZATION EXPENSES: Organization expenses incurred by the Fund are being amortized on a straight-line basis over a five-year period. At June 30, 2000, the unamortized balance of such expenses amounted to $12,802.
 8) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.
 9) CALL OPTIONS: Premiums received by the Fund upon writing a covered call option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. The Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.
       Summary of option transactions for the six months ended June 30, 2000:

                                                                             VALUE
                                                                             WHEN
                                                               NUMBER       WRITTEN
-------------------------------------------------------------------------------------
CONTRACTS OUTSTANDING 12/31/99                                      850   $   461,958
CONTRACTS WRITTEN                                                   380       978,837
CONTRACTS EXPIRED                                                     0             0
CONTRACTS EXERCISED                                                 (70)      (33,708)
CONTRACTS CLOSED                                                 (1,160)   (1,407,087)
                                                              -----------------------
CONTRACTS OUTSTANDING 6/30/00                                         0   $         0
                                                              -----------------------

10) FINANCIAL FUTURES CONTRACTS: The Fund may buy and sell financial futures contracts to hedge against a possible decline in the value of the Fund's securities and/or for purposes of managing cash flow. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.
       Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Guardian Portfolio
   financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.
       For U.S. Federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.
       At June 30, 2000, open positions in financial futures contracts were as follows:

                                                                UNREALIZED
EXPIRATION                     OPEN CONTRACTS       POSITION   DEPRECIATION
---------------------------------------------------------------------------
September 2000               14 S&P 500 Futures       Long       $67,725

      At June 30, 2000, the Fund had deposited $500,000 Freddie Mac, Discount Notes, 6.45%, due 9/14/00, in a segregated account to cover margin requirements on open financial futures contracts.
11) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. At June 30, 2000, the value of the securities loaned and the value of the collateral were $843,875 and $860,754, respectively.
12) REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND
          OTHER TRANSACTIONS WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Guardian Portfolio

   The Fund retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.
   The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.
   Management has contractually undertaken through April 30, 2001 to reimburse the Fund for its operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2000, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2004 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. For the six months ended June 30, 2000, the Fund reimbursed Management $18,623 under this agreement. At June 30, 2000, the Fund has a remaining contingent liability to Management under the agreement of $25,649, not repaid through June 30, 2000.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.
   The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $72.

NOTE C -- SECURITIES TRANSACTIONS:
   During the six months ended June 30, 2000, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, and option contracts) of $53,250,616 and $59,963,772, respectively.
   During the six months ended June 30, 2000, brokerage commissions on securities transactions amounted to $105,643, of which Neuberger received $50,490, and other brokers received $55,153.

NOTE D -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Guardian Portfolio(1)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.(2)

                                             Six Months Ended                                     Period from
                                                 June 30,                                    November 3, 1997(3) to
                                                   2000          Year Ended December 31,          December 31,
                                               (UNAUDITED)          1999          1998                1997
                                             ----------------------------------------------------------------------
Net Asset Value, Beginning of Period              $15.85           $13.84        $10.52              $10.00
                                             ----------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                            .04              .09           .11                 .01
    Net Gains or Losses on Securities
 (both realized and unrealized)                      .54             1.97          3.22(4)              .51
                                             ----------------------------------------------------------------------
      Total From Investment Operations               .58             2.06          3.33                 .52
                                             ----------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
 income)                                            (.09)            (.05)         (.01)                 --
                                             ----------------------------------------------------------------------
Net Asset Value, End of Period                    $16.34           $15.85        $13.84              $10.52
                                             ----------------------------------------------------------------------
Total Return(5)                                    +3.73%(6)       +14.93%       +31.67%              +5.20%(6)
                                             ----------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
 millions)                                        $117.9           $121.1        $ 74.1              $  0.6
                                             ----------------------------------------------------------------------
    Ratio of Gross Expenses to Average
 Net Assets(7)                                      1.00%(8)         1.00%         1.00%               1.06%(8)
                                             ----------------------------------------------------------------------
    Ratio of Net Expenses to Average Net
 Assets(9)                                          1.00%(8)         1.00%         1.00%               1.00%(8)
                                             ----------------------------------------------------------------------
    Ratio of Net Investment Income to
 Average Net Assets                                  .47%(8)          .61%          .80%                .98%(8)
                                             ----------------------------------------------------------------------
    Portfolio Turnover Rate                           49%             107%          197%                 12%
                                             ----------------------------------------------------------------------

 SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Guardian Portfolio
1) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Guardian Investment's income and expenses under the prior master/feeder fund structure.
2) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
3) The date investment operations commenced.
4) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
5) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.
6) Not annualized.
7) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
8) Annualized.
9) After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                                                  Period from
                                                               Year Ended     November 3, 1997 to
                                                              December 31,        December 31,
                                                                  1998                1997
--------------------------------------------------------------------------------------------------
Net Expenses                                                       1.14%             30.06%

      Had the Fund not reimbursed Management, the annualized ratio of net expenses to average net assets would have been:

                                                                 Six Months
                                                                    Ended              Year Ended
                                                                  June 30,            December 31,
                                                                    2000                  1999
------------------------------------------------------------------------------------------------------
Net Expenses                                                          .97%                 .98%